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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 13, 2000

                         Western Multiplex Corporation
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            (Exact name of registrant as specified in its charter)

       Delaware                     000-30993              52-2198231
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    (State or other                (Commission           (IRS Employee
    jurisdiction of                File Number)          Identification No.)
    incorporation)

                             1196 Borregas Avenue
                         Sunnyvale, California  94089
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 (Address of principal executive offices)    (Zip Code)


          Registrant's telephone, including area code: (408) 542-5200
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        (Former name and former address, if changed since last report)

Item 5.   Other Events.

          On November 12, 2000, Western Multiplex Corporation ("Western") and Adaptive Broadband Corporation ("Adaptive") announced that they had entered into an Agreement and Plan of Merger, dated as of November 12, 2000 (the "Merger Agreement"), pursuant to which WA Merger Sub, Inc., ("Merger Sub"), a wholly-owned subsidiary of Western, will merge with and into Adaptive, with Adaptive as the surviving corporation (the "Merger").

          As a result of the Merger, each outstanding share of common stock of Adaptive (other than shares owned by Adaptive or Western) will be converted into
1.345 shares of common stock of Western. The Merger is intended to constitute a reorganization under the Internal Revenue Code of 1986, as amended. Consummation of the Merger is subject to various conditions, including approval by the stockholders of Western and Adaptive, and the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Merger Agreement may be terminated by either Western or Adaptive if either (i) the average closing price of Western's common stock for the ten trading days immediately prior to the second business day before the anticipated closing date the ("Closing Period") (the "Average Closing Price") is less than or equal to $10.00 or (ii) the product of 0.7 and the number obtained by dividing the average closing prices of an index of comparable company stocks (the "Index Group") for the Closing Period by the average closing price for the Index Group for the ten days beginning on the day following the announcement of the transaction (the "Starting Period") is greater than the number obtained by dividing the Average Closing Price by the average closing price of Western's common stock during the Starting Period. Notwithstanding the foregoing, neither party may exercise the termination right set forth in the previous sentence if it has made a news release, announcement (other than announcement of the transaction) or other public statement following which either party's stock price following such statement (based on a five-day average) falls more than 20 percent compared to such price prior to such statement (based on a five-day average). A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and a copy of the joint press release of Western and Adaptive with respect to the Merger is attached hereto as Exhibit 99.1.

          In connection with the Merger Agreement, Western and Adaptive entered into reciprocal stock option agreements, each dated as of November 12, 2000 (the "Stock Option Agreements"), pursuant to one of which Western has the right, under certain circumstances, to purchase up to 19.9% of the issued and outstanding shares of common stock of Adaptive, at a price per share equal to $17.15, and pursuant to the other of which Adaptive has the right, under certain circumstances, to purchase up to 19.9% of the issued and outstanding
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shares of common stock of Western, at a price per share equal to $12.75. Copies of the Stock Option Agreements are attached hereto as Exhibits 10.1 and 10.2.

          In connection with the Merger Agreement, WMC Holding LLC, which owns a majority of the common stock of Western, has entered into a Voting Agreement (the "Voting Agreement") pursuant to which WMC Holding LLC has agreed to vote all of its shares of common stock of Western in favor of the Merger. A copy of the Voting Agreement is attached hereto as Exhibit 99.2.

     The Merger Agreement, the Stock Option Agreements, the Voting Agreement and the joint press release are incorporated herein by reference.


CAUTIONARY LEGEND REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those projected, anticipated or implied. These statements are often indentified by words such as "expect", "anticipated" and "intend." Statements regarding the expected date of completion of the transaction are subject to the risk that the closing conditions will not be satisfied, including the risk that regulatory approvals will not be obtained or that the stockholders of Western Multiplex or Adaptive Broadband will not approve the merger and that the merger will not be consummated.

Statements regarding the expected benefits of the transaction and the company's expected revenues and EBITA margins are subject to the following risks: that expected synergies will not be achieved; that that businesses will not be integrated successfully; that merger costs will be greater than expected; the inability to identify, develop and achieve success for new products, services and technologies; increased competition and its effect on the company's pricing and need for marketing; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; the inability to establish or renew relationships with advertising, marketing, technology, and product or component, providers or suppliers; and to the general risks associated with the companies' businesses.

Careful consideration also should be given to cautionary statements made in Western Multiplex's reports filed with the Securities and Exchange Commission especially the section entitled "Risk Factors" in Western Multiplex's Form S-1 filed on July 20, 20 and in Adaptive Broadband's reports filed with the Securities and Exchange Commission, especially the section entitled "Risk Factors" in Adaptive Broadband's Annual Report on Form 10-K for the year ended June 30, 2000.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by Western Multiplex and Adaptive Broadband. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents filed by Western Multiplex and Adaptive Broadband at the Commission's web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from the parties.

Item 7.   Exhibits.
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(a)  [Not applicable.]
(b)  [Not applicable.]
(c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.         TITLE

2.1 Agreement and Plan of Merger, dated as of November 12, 2000, among Western, Adaptive and Merger Sub.

10.1 Stock Option Agreement, dated as of November 12, 2000, between Western and Adaptive

10.2 Stock Option Agreement, dated as of November 12, 2000, between Adaptive and Western

99.1 Joint Press Release, dated November 12, 2000, announcing the execution of the Agreement and Plan of Merger among Western, Adaptive and Merger Sub

99.2 Voting Agreement, dated as of November 12, 2000, between WMC Holding LLC and Adaptive


                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WESTERN MULTIPLEX CORPORATION
                                         (Registrant)

Dated: November 14, 2000           By /s/ Nancy Huber
                                     ---------------------------
                                     Nancy Huber
                                     Chief Financial Officer, Vice President,
                                     Finance and Secretary

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                                 Exhibit Index
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2.1            Agreement and Plan of Merger, dated as of November 12, 2000, among Western, Adaptive and Merger Sub.

10.1 Stock Option Agreement, dated as of November 12, 2000, between Western and Adaptive

10.2 Stock Option Agreement, dated as of November 12, 2000, between Adaptive and Western

99.1 Joint Press Release, dated November 12, 2000, announcing the execution of the Agreement and Plan of Merger among Western, Adaptive and Merger Sub

99.2 Voting Agreement, dated November 12, 2000, among WMC Holding LLC and Adaptive.